UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2005

Date of Report (Date of Earliest Event Reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 East Bonita Avenue, Pomona, California 91767

(Address of principal executive offices) (Zip Code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 14, 2005, Registrant entered into a Credit Amendment dated as of October 14, 2005 among Registrant, Wells Fargo Bank, National Association, and JP Morgan Chase Bank, N.A., which is attached hereto as Exhibit 10.44.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.44 Credit Agreement dated as of October 14, 2005 among Registrant, Wells Fargo Bank, National Association and JP Morgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2005

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

By	/s/ James C. Lockwood
James C. Lockwood, Secretary

Exhibit Index

Exhibit No.	Description

EX-10.44	Credit Agreement dated as of October 14, 2005 among Registrant, Wells Fargo Bank, National Association and JP Morgan Chase Bank, N.A.